HIGHLAND FUNDS I

Fund	Class A	Class C	Class Z
Highland Floating Rate Opportunities Fund	HFRAX	HFRCX	HFRZX
Highland Long/Short Equity Fund	HEOAX	HEOCX	HEOZX
Highland Long/Short Healthcare Fund	HHCAX	HHCCX	HHCZX
Highland Merger Arbitrage Fund	HMEAX	HMECX	HMEZX
Highland Opportunistic Credit Fund	HNRAX	HNRCX	HNRZX

(each, a “Fund” and collectively, the “Funds”)

Supplement dated April 7, 2017 to the Prospectus and Statement of Additional Information (“SAI”) for the Funds, dated October 31, 2016, as supplemented and amended from time to time.

This Supplement provides new and additional information beyond that contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.

The following is added to the “Fees and Expenses of the Fund” section for each Fund in the Prospectus:

Investors investing in the Fund through an intermediary should consult the Appendix to the Fund’s Prospectus, which includes information regarding financial intermediary-specific sales charges and related discount policies that apply to purchases through certain specified intermediaries.

The following is added to the “How to Buy Shares” section of the Prospectus beginning on page 65:

For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from a Fund or through another intermediary to receive these waivers or discounts. Shares purchased through certain financial intermediaries (a “Specified Intermediary”) may be subject to different initial sales charges or the initial sales charge or CDSC may be waived in certain circumstances. Please refer to the Appendix to the Fund’s Prospectus for the sales charge or CDSC waivers that are applicable to each Specified Intermediary.

The following is added to the “Reduced Class A Sales Charges for Larger Investments” sub-section of the Prospectus beginning on page 67:

Any sales charge discounts described herein do not apply to investors purchasing shares of the Fund through any Specified Intermediary as detailed in the Appendix to the Fund’s Prospectus. Please refer to the Appendix to the Fund’s Prospectus for the sales charge discounts that are applicable to each Specified Intermediary.

The following is added to the Back Cover of the Prospectus:

Appendix—Intermediary Sales Charge Discounts and Waivers contains more information about specific sales charge discounts and waivers available for shareholders who purchase Fund shares through a Specified Intermediary. The Appendix is incorporated herein by reference (it is legally part of this Prospectus).

The following information regarding intermediary-specific sales charge variations is added to the Prospectus as an appendix:

Appendix

Intermediary Sales Charge Discounts and Waivers

As described in the Prospectus, Class A and Class T Shares of the Funds, as applicable, are subject to an initial sales charge and Class C Shares are subject to a contingent deferred sales charge (“CDSC”). Class A and Class T shares purchased through certain financial intermediaries may be subject to different initial sales charges or the initial sales charge or CDSC may be waived in certain circumstances. This Appendix details the variations in sales charge waivers for Class A and Class T shares purchased through certain specified financial intermediaries.

You should consult your financial representative for assistance in determining whether you may qualify for a particular sales charge waiver or discount.

The information in this Appendix is part of, and incorporated in, the Fund’s Prospectus.

Front-End Sales Charge Schedule for Class T Shares

(Morgan Stanley, Wells Fargo and RBC)

	Front-End Sales Charge		Maximum Dealers’ Reallowance
Your Investment	(As a % of Purchase Price)	(As a % of Your Net Investment )	(As a % of Purchase Price)
Less than $250,000	2.50%	2.56%	2.50%
$250,000 but less than $500,000	2.00%	2.04%	2.00%
$500,000 but less than $1,000,000	1.50%	1.52%	1.50%
$1,000,000 or more	1.00%	1.01%	1.00%

Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”):

Effective April 10, 2017, if you purchase Fund shares through a Merrill Lynch platform or account held at Merrill Lynch, you will be eligible only for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s Prospectus or SAI. It is your responsibility to notify your financial representative at the time of purchase of any relationship or other facts qualifying you for sales charge waivers or discounts.

Front-End Sales Charge Waivers on Class A Shares available at Merrill Lynch

•

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan

•	Shares purchased through a Merrill Lynch affiliated investment advisory program

•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•	Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date

•	Employees and registered representatives of Merrill Lynch or its affiliates and their family members

•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the this Prospectus

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement)

CDSC Waivers on Class A and C Shares available at Merrill Lynch

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

•	Return of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1⁄2

•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•	Shares acquired through a right of reinstatement

•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based account or platform (applicable to A and C shares only)

Front-End Sales Charge Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent (All share classes other than Class T Shares)

•	Breakpoints as described in this Prospectus.

•

Rights of Accumulation (ROA) which entitle shareholders to sales charge discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

•	Letters of Intent (LOI) which allow for sales charge discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable )

Morgan Stanley Wealth Management

Class T Sales Charge Waivers

Class T shares are available for purchase by Morgan Stanley Wealth Management clients with the front-end sales charge waived as follows:

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans; however these plans are eligible to purchase Class T shares through a transactional brokerage account.

•	Morgan Stanley Wealth Management employee and employee-related accounts according to Morgan Stanley’s account linking rules.

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.

•	Mutual fund shares exchanged from an existing position in the same fund as part of a share class conversion instituted by Morgan Stanley Wealth Management.

Unless specifically described above, no other front-end sales charge waivers are available to mutual fund purchases by Morgan Stanley Wealth Management clients in transactional brokerage accounts.

The following is added as the first paragraph under the “Programs for Reducing or Eliminating Sales Charges” section of the SAI beginning on page 68:

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or CDSC waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts.

For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from a Fund or through another intermediary to receive these waivers or discounts. Shares purchased through certain financial intermediaries (a “Specified Intermediary”) may be subject to different initial sales charges or the initial sales charge or CDSC may be waived in certain circumstances.

The following is added to the “Sponsored Arrangements” sub-section of the SAI beginning on page 70:

Please refer to the Appendix to the Fund’s Prospectus for the sales charge or CDSC waivers that are applicable to each Specified Intermediary.

The following is added to the “Waiver of CDSCs” sub-section of the SAI beginning on page 71:

Variations in sales charges for Class A Shares reflect the varying efforts required to sell Class A Shares to separate categories of purchasers. These provisions may be altered or discontinued at any time. Any sales charge discounts described herein do not apply to investors purchasing shares of a Fund through any Specified Intermediary as detailed in the Appendix to the Fund’s prospectus. Please refer to the Appendix to the Fund’s prospectus for the sales charge discounts that are applicable to each Specified Intermediary.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

HFI-SUP-04/07/17